Exhibit 99.1

ASTREX, INC. AND SUBSIDIARIES

Exhibit 99.1 Certification Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

CERTIFICATION OF ANNUAL REPORT

I, Michael McGuire, President and Chief Executive Officer of Astrex, Inc. (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

1.                                       The Annual Report on Form 10-KSB of the Company for the year ended March 31, 2003 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d); and

2.                                       The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

June 30, 2003

s/Michael McGuire
Michael McGuire
President and CEO

ASTREX, INC. AND SUBSIDIARIES

Exhibit 99.1 Certification Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

CERTIFICATION OF ANNUAL REPORT

I, Joseph Looney, Chief Financial Officer of Astrex, Inc. (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

1.                                       The Annual Report on Form 10-KSB of the Company for the year ended March 31, 2003 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d); and

2.                                       The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

June 30, 2003

s/Joseph Looney
Joseph Looney
Chief Financial Officer